T. JACKSON McDANIEL III
                           Certified Public Accountant
                               1439 McLendon Drive
                                     Suite C
                                Decatur, GA 30033
                                 (770) 491-0609

I consent to the use of my reports and financial statements included in the prospectus for Cornerstone Ministries Investments, Inc. and the reference to me under the heading "Experts" in Post-effective Amendment No. 1 to its registration statement on form SB-2.






    S/T. JACKSON MCDANIEL III, CPA                            March 19, 2001
    --------------------------------
    T. Jackson McDaniel III, CPA




















                                  Exhibit 23.1